                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2005

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                    000-51166               38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)            Identification Number)


 1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code                  231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Compensation

        On May 25, 2005, the Board of Directors of Community Shores Bank ("the Bank"), a subsidiary of Community Shores Bank Corporation ("the Company") approved an increase to the annual base salary of Heather D. Brolick. The increase will be retroactively effective as of March 1, 2005.The amount of the annual base salary is set forth below.


Name and Title                                                Annual Base Salary
--------------                                                ------------------

Heather D. Brolick, Senior Vice President and Secretary
of the Company and President and Chief Operating Officer
of the Bank                                                         $175,000







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMMUNITY SHORES BANK CORPORATION

                                 By:      /S/ TRACEY A. WELSH
                                    --------------------------------------------
                                          Tracey A. Welsh
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

Date:  May 31, 2005






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